Exhibit 10.1

[LETTERHEAD OF EL PASO ENERGY APPEARS HERE]

May 20,1997

Ms. Eileen G. Stanek
Atlanta Gas Light Company
303 Peachtree St., N.E.
Atlanta, GA 30308

RE:  Firm Transportation Contract Restructuring
     ETNG FT-A Contract No. 4235

           Whereas Atlanta Gas Light (AGL) has requested that East Tennessee Natural Gas Company (ETNG) permit it to reduce the Contract Transportation Quantity (TQ) of Contract Number 4235 (FN1), and

           Whereas ETNG has determined that such reduction in Transportation Quantity will enable ETNG to reduce the required mainline facilities associated with ETNG's recent open season expansion and subsequent Certificate of Public Convenience and Necessity issued by the Federal Energy Regulatory Commission
(FERC) in Docket CP96-696-000,

           Therefore, ETNG hereby agrees to amend FT-A Contract Number 4235, and AGL agrees to such amendment, to reflect a reduction in the TQ by 2,700 Dth/d to a total TQ of 61,160 Dth/d with such reduction applied to the primary receipt point at Nora's Dickenson County Receiving (meter number 759315) and the primary delivery point at Atlanta (meter number 759014). The 2,700 Dth/d reduction in AGL's TQ under Contract No. 4235 shall commence and be effective on the date that service commences for shippers under ETNG's open season expansion which utilizes the 2,700 Dth/d of capacity being permanently relinquished by AGL. ETNG anticipates that service to the open season expansion shippers will commence on or about November 1, 1997. However, any delay in the commencement of service to open season expansion shippers will result in a corresponding delay in the permanent relinquishment of capacity.

           Please have the appropriate representative execute both copies on behalf of AGL and return to the undersigned. Upon receipt, ETNG will return one fully executed original to your attention for your files. Signed originals must be returned to the undersigned on or before seven (7) days from the date of this letter, or this agreement may be nullified.

Sincerely,

/s/ William E. Wickman
William E. Wickman

EAST TENNESSEE NATURAL GAS                   ATLANTA GAS LIGHT

By:     Signature not legible                By:    /s/  Thomas H. Benson
Title:  AGENT AND ATTORNEY-IN-FACT           Title: Executive Vice President
                                                    & Chief Operating Officer

Date:   6/2/97                               Date:  5/3/97

(FN1)
AGL has not executed an agreement for service under ETNG's Rate Schedule FT-A. For purposes of this agreement, the term "FT-A Contract Number 4235" refers to ETNG's obligation to provide firm transportation service, and AGL's obligation to purchase such service, pursuant to the orders of the Federal Energy Regulatory Commission in East Tennessee's Order No. 636 restructuring proceeding. East Tennessee Natural Gas Co., 65 FERC 61,356 (1993); 67 FERC 61,196 (1994).